UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22887

Calamos ETF Trust

(Exact name of registrant as specified in charter)

2020 Calamos Court, Naperville

Illinois 60563-2787

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

John P. Calamos, Sr. , Founder, Chairman and

Global Chief Investment Officer

2020 Calamos Court, Naperville

Illinois 60563-2787

Registrant’s telephone number, including area code: (630) 245-7200

Date of fiscal year end: July 31, 2023

Date of reporting period: January 31, 2023

Item 1. Reports to Stockholders.

(a)	Copy of the report transmitted to shareholders:

CALAMOS ETF TRUST

CALAMOS ANTETOKOUNMPO GLOBAL SUSTAINABLE EQUITIES ETF

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2023
ASSETS
Cash with custodian (non-interest bearing)	$100,000
Total assets	100,000
ANALYSIS OF NET ASSETS
Paid in capital	100,000
NET ASSETS	$100,000

Shares outstanding (a)	4,000.00
Net asset value and redemption price per share	$25.00

(a) No par value, unlimited number of shares authorized

The accompanying notes are an integral part of the Statement of Assets and Liabilities.

NOTES TO THE FINANICAL STATEMENT

1. Organization

Organization. Calamos ETF Trust (the "Trust"), a Delaware statutory trust organized on June 17, 2013, consists of one series, Calamos Antetokounmpo Global Sustainable Equities ETF (the “Fund”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers shares of beneficial interest (“Shares”) of the Fund. The Fund is a diversified portfolio with an investment objective to achieve long-term capital appreciation. The Fund is a diversified, actively managed exchange-traded fund. The Fund offers and issues Shares at net asset value ("NAV") only in aggregations of a specified number of Shares, generally in exchange for a basket of securities constituting the portfolio holdings of the Fund, together with the deposit of a specified cash payment, or, in certain circumstances, for an all cash payment. Shares of the Fund will be listed and principally traded on NYSE Arca, Inc.(the "Exchange"). Shares will trade on the Exchange at market prices that may be below, at, or above NAV.

Investment Adviser and Sub Adviser. Calamos Antetokounmpo Asset Management LLC, doing business as CGAM ("CGAM"), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, serves as the Fund's adviser ("Adviser"). The Fund is subadvised by Calamos Advisors LLC.

Operating History. The Fund has had no operations other than the sale and issuance of 4,000 shares of beneficial interest at an aggregate purchase price of $100,000 to Calamos Investments, LLC, the parent of Calamos Advisors, LLC (the “Calamos Advisors”). The proceeds of the 4,000 shares in the Fund are held in cash.

Organization and Offering Costs. Offering and organizational costs will be paid by CGAM.

2. Significant Accounting Policies

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946. "Financial Services - Investment Companies."

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that the reported amounts and disclosures in the Statement of Assets and Liabilities. Actual results could differ from these estimates.

3. Agreements

Pursuant to an investment advisory agreement with CGAM, the Fund will pay a monthly unitary investment advisory fee based on the average daily net assets of the Fund of 0.95%. A trustee and certain officers of the Fund are also officers and/or directors of CGAM. A trustee and certain officers of the Fund are also officers and/or directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

4.	Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

(b) Not applicable.

Item 2. Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

a)	Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.

b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable

Item 11. Controls and Procedures.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13. Exhibits.

(a)(1)	Code of Ethics - Not applicable for this semiannual report.

(a)(2)(i)	Certification of Principal Executive Officer.

(a)(2)(ii)	Certification of Principal Financial Officer.

(b)	Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos ETF Trust

By:	/s/ John P. Calamos, Sr.
John P. Calamos, Sr.
Principal Executive Officer

Date:	March 31, 2023

By:	/s/ Thomas E. Herman
Thomas E. Herman
Principal Financial Officer

Date:	March 31, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
John P. Calamos, Sr.
Principal Executive Officer

Date:	March 31, 2023

By:	/s/ Thomas E. Herman
Thomas E. Herman
Principal Financial Officer

Date:	March 31, 2023